This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Trustee's Office of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Trustee"). Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Trustee, certain year-end adjustments have been excluded from this report. The debtors anticipate filing an amended report when information relative to these adjustments becomes available.


                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name: FV Steel & Wire Company ("FVSW")               Case No:  04-22421-SVK
           Keystone Consolidated Industries, Inc. ("KCI")           04-22422-SVK
           DeSoto Environmental Management, Inc. ("DEMI")           04-22423-SVK
           J.L. Prescott Company ("JLP")                            04-22424-SVK
           Sherman Wire Company ("SWC")                             04-22425-SVK
           Sherman Wire of Caldwell, Inc.("SWCI")                   04-22426-SVK


                          FOR MONTH OF FEBRUARY, 2005.


                              I. FINANCIAL SUMMARY

                                    FVSW     KCI       DEMI    JLP     SWC     SWCI      Total
                                    ----     ---       ----    ---     ---     ----      -----
A.  CASH ON HAND START OF MONTH      $0   $4,768,550     $0     $0    ($341)      $0   $4,768,209
                                 -----------------------------------------------------------------
B.  RECEIPTS                          0   80,610,297      0      0    6,200    1,000   80,617,497
C.  DISBURSEMENTS                     0   81,746,002      0      0    5,522    1,000   81,752,524
                                 -----------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)      0   (1,135,705)     0      0      678        0   (1,135,027)
                                 -----------------------------------------------------------------
E.  CASH ON HAND END OF MONTH        $0   $3,632,845     $0     $0     $337       $0   $3,633,182
                                 =================================================================

Note 1 - KCI Cash On Hand At End of Month includes $5,385,147 of cash held in escrow for anticipated payment to Unsecured Creditors' Committee upon emergence from Chapter 11. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).

Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $23,080,323.


                            PROFIT AND LOSS STATEMENT
                                  ACCRUAL BASIS

                                                                                         Sub         Elimin-
                          FVSW       KCI       DEMI      JLP       SWC       SWCI       Total        ations       Total
                          ----       ---       ----      ---       ---       ----       -----        -------      -----
A   NET SALES                $0  $29,710,962       $0       $0  $1,721,436       $0  $31,432,398  ($2,542,164) $28,890,234
B.  COST OF SALES             0   22,814,901        0        0   1,460,436        0   24,275,337   (2,542,164)  21,733,173
                        ---------------------------------------------------------------------------------------------------
C.  GROSS PROFIT              0    6,896,061        0        0     261,000        0    7,157,061            0    7,157,061
D.  TOTAL OPERATING
     EXPENSES             3,549    3,965,649        0   60,000     330,087    6,521    4,365,806     (204,461)   4,161,345
                        ---------------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS)
     FROM OPERATIONS     (3,549)   2,930,412        0  (60,000)    (69,087)  (6,521)   2,791,255      204,461    2,995,716
F.  NON-OPERATING,
     NON-RECURRING
     REVENUE(EXPENSES)    7,713     (937,528)  60,000        0    (306,764)       0   (1,176,579)    (204,461)  (1,381,040)
                        ---------------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)    $4,164   $1,992,884  $60,000 ($60,000)  ($375,851) ($6,521)  $1,614,676           $0   $1,614,676
                        ===================================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                             Sub        Elimin-
                             FVSW      KCI        DEMI     JLP       SWC         SWCI       Total       ations        Total
                             ----      ---        ----     ---       ---         ----       -----       -------       -----
A. Related to Business
   Operations:
--------------------------
Total Revenue (Sales)              $29,710,962                    $1,721,436             $31,432,398  ($2,542,164) $28,890,234
                            ---------------------------------------------------------------------------------------------------

Less:  Cost of Goods Sold:
  Beginning Inventory
   at Cost                          71,418,977                     2,812,997              74,231,974                74,231,974
  Add: Purchases                    29,918,246                     1,740,562              31,658,808   (2,542,164)  29,116,644
  Less:  Ending Inventory
   at Cost                          78,522,322                     3,093,123              81,615,445                81,615,445
                            ---------------------------------------------------------------------------------------------------
Cost of Good Sold                0  22,814,901        0        0   1,460,436          0   24,275,337   (2,542,164)  21,733,173
                            ---------------------------------------------------------------------------------------------------

Gross Profit                     0   6,896,061        0        0     261,000          0    7,157,061            0    7,157,061
                            ---------------------------------------------------------------------------------------------------

Less:  Operating Expenses:
  Officer Compensation                  41,923                                                41,923                    41,923
  Salaries and Wages --
   Other Employees                   1,147,376                        84,296               1,231,672                 1,231,672
  Employee Benefits and
   Pensions                    105    (797,305)                       30,235        595     (766,370)                 (766,370)
  Payroll Taxes                         98,187                        19,550                 117,737                   117,737
  Real Estate Taxes                     12,616                        12,057        633       25,306                    25,306
  Federal and State Income
   Taxes                                     0                                                     0                         0
  Rent and Lease Expense                26,363                           982                  27,345                    27,345
  Interest Expense                     424,116            60,000                             484,116     (193,592)     290,524
  Insurance                             72,242                        12,730                  84,972                    84,972
  Automobile Expense                         0                             0                       0                         0
  Utilities                            450,532                        10,345        348      461,225                   461,225
  Depreciation and
   Amortization              3,444   1,118,640                        87,292      4,081    1,213,457                 1,213,457
  Repairs and Maintenance              266,357                         6,971          0      273,328                   273,328
  Advertising                          135,910                                               135,910                   135,910
  Supplies, Office Expense
   and Photocopies                      86,330                         8,174                  94,504                    94,504
  Bad Debts                                  0                                                     0                         0
  Miscellaneous                  0     882,362        0        0      57,455        864      940,681      (10,869)     929,812
                            ---------------------------------------------------------------------------------------------------
Total Operating Expenses     3,549   3,965,649        0   60,000     330,087      6,521    4,365,806     (204,461)   4,161,345
                            ---------------------------------------------------------------------------------------------------

Net Income (Loss) From
 Operations                 (3,549)  2,930,412        0  (60,000)    (69,087)    (6,521)   2,791,255      204,461    2,995,716
                            ---------------------------------------------------------------------------------------------------


B. Not Related to Business
   Operations:
--------------------------
Revenue:
  Interest Income              713      11,426   60,000              133,592                 205,731     (193,592)      12,139
  Net Gain (Loss) on Sale
   of Assets                           (13,876)                                              (13,876)                  (13,876)
  Other                      7,000      46,238        0        0           0          0       53,238      (10,869)      42,369
                            ---------------------------------------------------------------------------------------------------
Total Non-Operating Revenue  7,713      43,788   60,000        0     133,592          0      245,093     (204,461)      40,632
                            ---------------------------------------------------------------------------------------------------

Expenses:
  Legal and Professional
   Fees                          0     981,316        0        0     440,356          0    1,421,672            0    1,421,672
  Other                          0           0        0        0           0          0            0            0            0
                            ---------------------------------------------------------------------------------------------------
Total Non-Operating
 Expenses                        0     981,316        0        0     440,356          0    1,421,672            0    1,421,672
                            ---------------------------------------------------------------------------------------------------

Net Income (Loss) For
 Period                     $4,164  $1,992,884  $60,000 ($60,000)  ($375,851)   ($6,521)  $1,614,676           $0   $1,614,676
                            ===================================================================================================


Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.

Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                               FVSW          KCI           DEMI          JLP            SWC          SWCI
                               ----          ---           ----          ---            ---          ----
    ASSETS
    ------
Current
-------
  Cash                                    $3,632,845                                      $337
  Inventory                    53,582     44,778,317                                 2,667,458
  Accounts Receivable                     30,063,922                                   566,307        6,000
  Prepaid Expenses                         2,330,484                                   166,638        1,264
  Other-Exhibit E              76,425      1,920,295    15,329,793             0       429,984            0
                           ---------------------------------------------------------------------------------
       Total Current
        Assets                130,007     82,725,863    15,329,793             0     3,830,724        7,264
                           ---------------------------------------------------------------------------------
Fixed
-----
  Property and Equipment    1,175,330    326,126,386                                21,668,882    2,285,279
  Accumulated
   Depreciation              (744,512)  (245,028,948)                              (17,324,284)  (1,836,843)
                           ---------------------------------------------------------------------------------
       Total Fixed Assets     430,818     81,097,438             0             0     4,344,598      448,436
                           ---------------------------------------------------------------------------------
Other
-----
  Restricted Investments                   5,878,315                                   248,296
  Prepaid Pension Asset                  136,296,754
  Deferred Financing
   Costs                                   1,063,397
  Goodwill                                   751,508
  Other-Exhibit F              40,000     39,517,966             0             0     2,246,871            0
                           ---------------------------------------------------------------------------------
       Total Other Assets      40,000    183,507,940             0             0     2,495,167            0
                           ---------------------------------------------------------------------------------
          Total Assets       $600,825   $347,331,241   $15,329,793            $0   $10,670,489     $455,700
                           =================================================================================
    LIABILITIES
    -----------
Current
-------
  Pre-Petition Accounts
   Payable                                19,645,542                                 1,012,833       54,503
  Post-Petition Accounts
   Payable                                 1,811,630                                   115,394        1,250
  Pre-Petition Accounts
   Payable-Affiliates      (2,649,073)    88,419,300     5,774,107    15,552,291   (89,758,156)  (1,459,080)
  Post-Petition Accounts
   Payable-Affiliates        (230,829)     3,891,387       327,350       598,530      (561,504)    (129,685)
  Pre-Petition Accrued
   Expenses-Exhibit G           3,183     14,217,842        35,632       (36,000)    6,668,380       64,082
  Post-Petition Accrued
   Expenses-Exhibit H               0     14,975,756             0             0       112,500       (3,250)
  Post-Petition Accrued
   Professional Fees                       3,728,954                                     2,939
  Post-Petition Accrued
   Other Taxes-Exhibit M            0        606,172             0             0        20,092       (4,903)
  Pre-Petition Notes
   Payable and Current
   Maturities of
   Long Term Debt                         28,116,000                                    20,290
  Post-Petition Notes
   Payable and Current
   Maturities of
   Long Term Debt                         35,141,801                                   (20,290)
  Accrued OPEB Cost                       11,441,001                     155,000       297,662
  Income Taxes Payable
  Pre-petition accrued
   pref. Stock dividends                  11,845,805
  Post petition accrued
   pref. Stock dividends                   7,271,761
                           ---------------------------------------------------------------------------------
       Total Current
        Liabilities        (2,876,719)   241,112,951     6,137,089    16,269,821   (82,089,860)  (1,477,083)
                           ---------------------------------------------------------------------------------
Long Term
---------
  Pre-Petition
   Long Term Debt                         32,180,761
  Post-Petition
   Long Term Debt                            161,004
  Accrued OPEB Cost            34,849    117,392,383                   1,446,589     9,249,126
  Accrued Pension Cost                       567,286
  Pre-Petition Accrued
   Expenses-Exhibit I               0     11,104,689     3,573,908             0             0            0
  Post-Petition Accrued
   Expenses-Exhibit J               0        643,228      (200,979)            0             0            0
                           ---------------------------------------------------------------------------------
       Total Long Term
        Liabilities            34,849    162,049,351     3,372,929     1,446,589     9,249,126            0
                           ---------------------------------------------------------------------------------
Preferred Stock                            2,112,000
---------------            ---------------------------------------------------------------------------------

  STOCKHOLDERS' EQUITY
   (DEFICIT)
  Common Stock                 10,000     10,798,251             6     2,246,866     5,619,274        1,000
  Additional Paid-In
   Capital                                33,953,734                                27,579,007
  Accumulated Deficit       3,432,695   (102,682,921)    5,819,769   (19,963,276)   83,870,395    1,931,783
  Treasury Stock                             (12,125)                              (33,557,453)
                           ---------------------------------------------------------------------------------
       Total Stockholders'
        Equity (Deficit)    3,442,695    (57,943,061)    5,819,775   (17,716,410)   83,511,223    1,932,783
                           ---------------------------------------------------------------------------------
       Total Liabilities
        & Stockholder'
        Equity (Deficit)     $600,825   $347,331,241   $15,329,793            $0   $10,670,489     $455,700
                           =================================================================================


                                 Sub            Elimin-
                                Total           ations         Total
                                -----           -------        -----

    ASSETS
    ------
Current
-------
  Cash                          $3,633,182                    $3,633,182
  Inventory                     47,499,357                    47,499,357
  Accounts Receivable           30,636,229                    30,636,229
  Prepaid Expenses               2,498,386                     2,498,386
  Other-Exhibit E               17,756,497    (15,788,949)     1,967,548
                           ----------------------------------------------
       Total Current
        Assets                 102,023,651    (15,788,949)    86,234,702
                           ----------------------------------------------
Fixed
-----
  Property and Equipment       351,255,877                   351,255,877
  Accumulated
   Depreciation               (264,934,587)                 (264,934,587)
                           ----------------------------------------------
       Total Fixed Assets       86,321,290              0     86,321,290
                           ----------------------------------------------
Other
-----
  Restricted Investments         6,126,611                     6,126,611
  Prepaid Pension Asset        136,296,754                   136,296,754
  Deferred Financing Costs       1,063,397                     1,063,397
  Goodwill                         751,508                       751,508
  Other-Exhibit F               41,804,837    (41,173,674)       631,163
                           ----------------------------------------------
       Total Other Assets      186,043,107    (41,173,674)   144,869,433
                           ----------------------------------------------
          Total Assets        $374,388,048   ($56,962,623)  $317,425,425
                           ==============================================

    LIABILITIES
    -----------
Current
  Pre-Petition Accounts
   Payable                      20,712,878                    20,712,878
  Post-Petition Accounts
   Payable                       1,928,274                     1,928,274
  Pre-Petition Accounts
   Payable-Affiliates           15,879,389    (14,904,350)       975,039
  Post-Petition Accounts
   Payable-Affiliates            3,895,249       (884,599)     3,010,650
  Pre-Petition Accrued
   Expenses-Exhibit G           20,953,119              0     20,953,119
  Post-Petition Accrued
   Expenses-Exhibit H           15,085,006              0     15,085,006
  Post-Petition Accrued
   Professional Fees             3,731,893                     3,731,893
  Post-Petition Accrued
   Other Taxes-Exhibit M           621,361              0        621,361
  Pre-Petition Notes
   Payable and Current
   Maturities of
   Long Term Debt               28,136,290                    28,136,290
  Post-Petition Notes
   Payable and Current
   Maturities of
   Long Term Debt               35,121,511                    35,121,511
  Accrued OPEB Cost             11,893,663                    11,893,663
  Income Taxes Payable                   0                             0
  Pre-petition accrued
   pref. Stock dividends        11,845,805                    11,845,805
  Post petition accrued
   pref. Stock dividends         7,271,761                     7,271,761
                           ----------------------------------------------
       Total Current
        Liabilities            177,076,199    (15,788,949)   161,287,250
                           ----------------------------------------------
Long Term
---------
  Pre-Petition
   Long Term Debt               32,180,761                    32,180,761
  Post-Petition
   Long Term Debt                  161,004                       161,004
  Accrued OPEB Cost            128,122,947                   128,122,947
  Accrued Pension Cost             567,286                       567,286
  Pre-Petition Accrued
   Expenses-Exhibit I           14,678,597              0     14,678,597
  Post-Petition Accrued
   Expenses-Exhibit J              442,249              0        442,249
                           ----------------------------------------------
       Total Long Term
        Liabilities            176,152,844              0    176,152,844
                           ----------------------------------------------
Preferred Stock                  2,112,000                     2,112,000
---------------            ----------------------------------------------

  STOCKHOLDERS' EQUITY
   (DEFICIT)
  Common Stock                  18,675,397     (7,877,145)    10,798,252
  Additional Paid-In
   Capital                      61,532,741    (27,579,007)    33,953,734
  Accumulated Deficit          (27,591,555)   (39,274,975)   (66,866,530)
  Treasury Stock               (33,569,578)    33,557,453        (12,125)
                           ----------------------------------------------
       Total Stockholders'
        Equity (Deficit)        19,047,005    (41,173,674)   (22,126,669)
                           ----------------------------------------------
       Total Liabilities
       & Stockholder'
       Equity (Deficit)       $374,388,048   ($56,962,623)  $317,425,425
                           ==============================================


Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.

Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                    EXHIBIT E
                              OTHER CURRENT ASSETS

                                                                                                 Sub         Elimin-
                             FVSW        KCI         DEMI        JLP        SWC       SWCI      Total        ations        Total
                             ----        ---         ----        ---        ---       ----      -----        -------       -----
Interest Receivable          $1,425                                                               $1,425                     $1,425
Note Receivable              75,000                                                               75,000                     75,000
Intercompany Receivable               1,831,190   15,329,793               429,984            17,590,967   (15,788,949)   1,802,018
Short Term Investments                   20,428                                                   20,428                     20,428
Receivable From EB Plans                 66,250                                                   66,250                     66,250
Stop Loss Receivable                      1,927                                                    1,927                      1,927
Security Deposit                            500                                                      500                        500
                            -------------------------------------------------------------------------------------------------------
Total Other Current
 Assets                     $76,425  $1,920,295  $15,329,793        $0    $429,984       $0  $17,756,497  ($15,788,949)  $1,967,548
                            =======================================================================================================

                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                 Sub         Elimin-
                             FVSW        KCI         DEMI        JLP        SWC       SWCI      Total        ations        Total
                             ----        ---         ----        ---        ---       ----      -----        -------       -----
Note Receivable             $40,000                                                              $40,000                    $40,000
Rail Cars                               263,113                                                  263,113                    263,113
Investment in Sherman
 Wire Company                        38,915,803                                               38,915,803   (38,915,803)           0
Investment in Fox
 Valley Steel & Wire                     10,000                                                   10,000       (10,000)           0
Investment in Sherman Wire
 of Caldwell Inc.                         1,000                                                    1,000        (1,000)           0
Investment in J.L.
 Prescott/DEMI                                                           2,246,871             2,246,871    (2,246,871)           0
Long Term Insurance
 Receivable                             323,250                                                  323,250                    323,250
Deposits                                  4,800                                                    4,800                      4,800
                                                                                                       0                          0
                            -------------------------------------------------------------------------------------------------------
Total Other Long
 Term Assets                $40,000 $39,517,966           $0        $0  $2,246,871       $0  $41,804,837  ($41,173,674)    $631,163
                            =======================================================================================================


                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                 Sub         Elimin-
                             FVSW        KCI         DEMI        JLP        SWC       SWCI      Total        ations        Total
                             ----        ---         ----        ---        ---       ----      -----        -------       -----

Income Taxes                 $3,183                  $35,632  ($36,000)   ($70,091)             ($67,276)                  ($67,276)
Worker Comp Exp                       2,651,704                               (168)            2,651,536                  2,651,536
Missar Pension                                0                             19,935                19,935                     19,935
Unclaimed Property                        6,487                             17,540                24,027                     24,027
Abandoned Real Estate Exp                     0                            658,744               658,744                    658,744
Legal and Professional Fees             245,464                            487,932               733,396                    733,396
Self-Insurance Liability              2,605,387                          5,050,166             7,655,553                  7,655,553
Pensions                                      0                             15,704                15,704                     15,704
Salaries/Wages                           71,558                             47,300               118,858                    118,858
Holiday Pay/Vacations                         0                            127,854               127,854                    127,854
FICA - Employer                               0                              3,257                 3,257                      3,257
Federal Unemployment Taxes                    0                              3,397                 3,397                      3,397
State Unemployment Taxes                      0                             20,577                20,577                     20,577
Defined Contribution Plan                     0                             28,615                28,615                     28,615
Medical Insurance                        86,560                             88,737   16,419      191,716                    191,716
Utilities                                     0                              5,049     (110)       4,939                      4,939
Volume Incentive Plan                         0                             72,000                72,000                     72,000
Property Tax                                  0                             32,865    5,973       38,838                     38,838
Sales/Use Tax                                 0                              8,124    1,800        9,924                      9,924
Customer Overpayments                         0                             50,843                50,843                     50,843
Other - Plant Shut-Down                       0                                      40,000       40,000                     40,000
Goods received not invoiced                   0                                                        0                          0
Unearned Revenue                              0                                                        0                          0
Sales Rebates/Discounts                  41,275                                                   41,275                     41,275
Manufacturing Misc                            0                                                        0                          0
EPA                                   7,851,797                                                7,851,797                  7,851,797
Medical Insurance                             0                                                        0                          0
Accrued State Franchise Tax             172,743                                                  172,743                    172,743
Accrued Bank Service Charge              (9,995)                                                  (9,995)                    (9,995)
Accrued Interest                        454,639                                                  454,639                    454,639
Accrued Travel                           40,223                                                   40,223                     40,223
Accrued Taxes - other                                                                                  0                          0
                            -------------------------------------------------------------------------------------------------------
Total Pre-Petition Accrued
 Expenses-Current            $3,183 $14,217,842      $35,632  ($36,000) $6,668,380  $64,082  $20,953,119            $0  $20,953,119
                            =======================================================================================================

                                    EXHIBT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                                 Sub         Elimin-
                             FVSW        KCI         DEMI        JLP        SWC       SWCI      Total        ations        Total
                             ----        ---         ----        ---        ---       ----      -----        -------       -----

Abandoned Real Estate Exp.                  138                             (7,745)               (7,607)                    (7,607)
Pensions                                      0                                785                   785                        785
Salaries/Wages                        1,399,062                             17,652             1,416,714                  1,416,714
Holiday Pay/Vacations                 3,988,350                             (9,595)            3,978,755                  3,978,755
Defined Contribution Plan             1,484,729                              8,803             1,493,532                  1,493,532
Medical Insurance                       294,019                             (3,372)  (3,773)     286,874                    286,874
Utilities                               390,691                             82,855      523      474,069                    474,069
Legal                                   375,045                             (7,124)              367,921                    367,921
Professional Fees                       338,002                                                  338,002                    338,002
Goods Received Not Invoiced             764,530                                                  764,530                    764,530
Worker's Compensation                 1,830,942                                                1,830,942                  1,830,942
Unearned Revenue                          3,269                                                    3,269                      3,269
Sales Rebates/Discounts               1,283,816                                                1,283,816                  1,283,816
Abanondon Property                            0                                                        0                          0
Miscellaneous                           347,500                             30,241               377,741                    377,741
Accrued Bank Service Charge              34,025                                                   34,025                     34,025
Accrued Self-Insurance
 Losses                                 (80,647)                                                 (80,647)                   (80,647)
Accrued Interest                        627,285                                                  627,285                    627,285
Accrued Travel                                0                                                        0                          0
Accrued Profit Sharing                1,850,000                                                1,850,000                  1,850,000
Accrued Management Fees                  45,000                                                   45,000                     45,000
                            -------------------------------------------------------------------------------------------------------
Total Post Petition
 Accrued Expenses-Current        $0 $14,975,756           $0        $0    $112,500  ($3,250) $15,085,006            $0  $15,085,006
                            =======================================================================================================


                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                 Sub         Elimin-
                             FVSW        KCI         DEMI        JLP        SWC       SWCI      Total        ations        Total
                             ----        ---         ----        ---        ---       ----      -----        -------       -----
Environmental                         3,127,000    3,573,908                                   6,700,908                  6,700,908
Workmans Compensation                 1,846,775                                                1,846,775                  1,846,775
Accrued Deferred Interest
 Exp.                                   781,715                                                  781,715                    781,715
L/T Deferred Compensation                24,212                                                   24,212                     24,212
Long Term Disability                     32,987                                                   32,987                     32,987
L/T Deferred Tax Liability            5,292,000                                                5,292,000                  5,292,000
                                                                                                       0                          0
                            -------------------------------------------------------------------------------------------------------
Total Pre-Petition Accrued
 Expenses-Long Term              $0 $11,104,689   $3,573,908        $0          $0       $0  $14,678,597            $0  $14,678,597
                            =======================================================================================================


                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                 Sub         Elimin-
                             FVSW        KCI         DEMI        JLP        SWC       SWCI      Total        ations        Total
                             ----        ---         ----        ---        ---       ----      -----        -------       -----
Workmans Compensation                  $638,796                                                 $638,796                   $638,796
Long Term Disability                      4,432                                                    4,432                      4,432
Environmental                                       (200,979)                                   (200,979)                  (200,979)
                            -------------------------------------------------------------------------------------------------------
Total Post Petition
 Accrued Expenses-Long
 Term                            $0    $643,228    ($200,979)       $0          $0       $0     $442,249            $0     $442,249
                            =======================================================================================================



                                    EXHIBIT M
                        POST PETITION ACCRUED OTHER TAXES

                                                                                                 Sub         Elimin-
                             FVSW        KCI         DEMI        JLP        SWC       SWCI      Total        ations        Total
                             ----        ---         ----        ---        ---       ----      -----        -------       -----
FICA - Employer                        $667,783                                237              $668,020                   $668,020
Federal Unemployment Taxes                    0                                816                   816                        816
State Unemployment Taxes                      0                             19,883                19,883                     19,883
Property Tax                            263,557                             (3,488)  (4,903)     255,166                    255,166
Sales/Use Tax                             2,240                              2,644                 4,884                      4,884
Accrued State Franchise Tax            (286,202)                                                (286,202)                  (286,202)
Miscellaneous                           (41,206)                                                 (41,206)                   (41,206)
                            -------------------------------------------------------------------------------------------------------
Total Post Petition Accrued
 Other Taxes                     $0    $606,172           $0        $0     $20,092  ($4,903)    $621,361            $0     $621,361
                            =======================================================================================================

                                     Page 6